EXHIBIT 10.1

GOLD HORSE INTERNATIONAL, INC.
AUDIT COMMITTEE CHARTER

ADOPTED AS OF JULY 14, 2010

PURPOSE AND ROLE

The Audit Committee (the "Committee") of the Board of Directors (the `Board") assists the Board in its oversight of the quality and integrity of the financial reporting practices of Gold Horse International, Inc. (the "Company"). The primary purposes of the Committee are to oversee on behalf of the Board:

     * the Company's accounting and financial reporting processes and the integrity of its financial statements;

     * the audits of the Company's financial statements and the appointment, compensation, qualifications, independence and performance of the Company's independent auditors;

     *    the Company's compliance with legal and regulatory requirements;

     *    the qualitative aspects of financial reports to shareholders; and

     * the performance of the Company's internal audit function and internal control over financial reporting. The Committee also has the purpose of preparing the Audit Committee report that the U.S. Securities and Exchange Commission ("SEC") rules require the Company to include in its annual proxy statement.

The Committee's function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company's financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements. In meeting its responsibilities, the Committee is expected to provide an open channel of communication with management, the internal auditors, the independent auditor and the Board.

ORGANIZATION AND MEMBERS

NUMBER OF MEMBERS.

The Committee must consist of at least three directors. The Board may designate a Committee member as the chairperson of the Committee, or if the Board does not do so, the Committee members will appoint a Committee member as chairperson by a majority vote of the authorized number of Committee members.

INDEPENDENCE.

All Committee members must have been determined by the Board to be independent, as defined and to the extent required in the applicable SEC rules and NYSE listing standards, as they may be amended from time to time (the "Listing Standards"), and as interpreted by the Board in its business judgment, for purposes of Committee membership.

FINANCIAL LITERACY.

Each member of the Committee must be financially literate upon appointment to the Committee, as determined in the judgment of the Board in accordance with the Listing Standards. At all times, there should be at least one member of the Committee, who, as determined by the Board, shall be an "audit committee financial expert" as defined in the SEC rules.
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APPOINTMENT.

Subject to any requirements of the Listing Standards, the Board may appoint and remove Committee members in accordance with the Company's bylaws. Committee members will serve for such terms as the Board may fix, and in any case at the Board's will, whether or not a specific term is fixed. The Board may remove any member from the Committee at any time with or without cause. Any such removal from the Committee shall not affect the member's role as a member of the Board.

OVERALL AUTHORITY.

The Committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors report directly to the Committee. The Committee's authority includes resolution of disagreements between management and the auditors regarding financial reporting and the receipt of communications from the auditors as may be required under professional standards applicable to the auditors.

In addition, the Committee's annual review of the independent auditors' qualifications must also include the review and evaluation of the lead partner of the independent auditors for the Company's account, and evaluation of such other matters as the Committee may consider relevant to the engagement of the auditors, including views of Company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

The Committee further has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes, but is not limited to:

     * Retain outside counsel, accountants, outside advisors, consultants or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions, the funding for which shall be provided by the Company;
     * Seek any information it requires from employees, or external parties. Employees and external parties will be directed to cooperate and comply with the Committee's request;
     *    Address complaints relating to accounting; and
     * Meet with Company officers, independent auditor or outside counsel as necessary.

DUTIES AND RESPONSIBILITIES

ANNUAL FINANCIAL REPORTING

As often and to the extent the Committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year's financial statements, the Committee will:

1. DISCUSS FINANCIAL STATEMENTS AND INTERNAL CONTROL REPORTS WITH MANAGEMENT. Review and discuss with the appropriate members of management, the independent auditors, and if appropriate, internal auditors:

     *    the audited financial statements;
     *    related accounting and auditing principles and practices; and
     * management's assessment of internal control over financial reporting and the related report and attestation on internal controls over financial reporting to be included in the Company's annual report on Form 10K (as and when these reports are required under SEC rules).

2. CRITICAL ACCOUNTING POLICY REPORT. Timely request and receive from the independent auditors (before the filing of any audit report) the report or update required pursuant to applicable SEC rules, concerning:

     *    all critical accounting policies and practices to be used;

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     *    all  alternative   treatments  within  generally  accepted  accounting
          principles for policies and practices relating to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and
     * other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences.

3. STATEMENT OF AUDITING STANDARDS (SAS) NO. 61 REVIEW. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

     * the quality and acceptability of the accounting principles applied in the financial statements;
     * new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;
     * the selection, application and effects of critical accounting policies and estimates applied by the Company;
     * issues raised by any "management" or "internal control" letter from the auditors, problems or difficulties encountered in the audit
          (including any restrictions on the scope of the work or on access to requested information) and management's response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and
     * any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

4. MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's annual report on Form 10-K.

5. ISB 1 DISCLOSURE. Receive from the independent auditors a formal written statement of all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

6. AUDITOR INDEPENDENCE. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

     Further, the Committee shall annually report to the Board the independent auditor to be retained and pre-approve all audit and non-audit services and fees. The Committee will review the scope of any non-audit services to be performed by the independent auditor and determine its impact on the independent auditor's independence.

     The independent  auditor may not perform the following  non-audit services:
     (i) bookkeeping related to accounting records or financial statements; (ii) financial information systems design and implementation services; (iii) appraisal or valuation services involving fairness opinions; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management or human resource functions; (vii) broker, dealer, investment adviser or investment banker services; (viii) legal serves and expert services unrelated to the audit; and (ix) any other services that the Public Accounting Oversight Board determines impermissible. All other non-auditing services to be provided by the independent director including tax compliance, tax planning and tax advice shall be approved in advance by the Committee.

7. MATERIAL ISSUES. To the extent the Committee deems necessary or appropriate, discuss with the independent auditors material issues on which the Company's audit team consulted the independent auditors' national office.

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8.   RECOMMEND FILING OF AUDITED  FINANCIAL  STATEMENTS.  Recommend to the Board
     whether the Company's annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

QUARTERLY FINANCIAL REPORTING

     The Committee's quarterly review will normally include:

1. QUARTERLY REVIEW. Meet to review and discuss the quarterly financial statements of the Company and the results of the independent auditors' review of these financial statements with appropriate members of management and the independent auditors.

2.   DISCUSSION OF SIGNIFICANT MATTERS WITH MANAGEMENT.  Review and discuss with
     Company   management  and,  if  appropriate,   the  independent   auditors,
     significant matters relating to:

     * the quality and acceptability of the accounting principles applied in the financial statements;
     * new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;
     * the selection, application and effects of critical accounting policies and estimates applied by the Company; and
     * any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

3. MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's quarterly report on Form 10-Q.

OTHER DUTIES AND RESPONSIBILITIES

ANNUAL REVIEW OF THIS AUDIT COMMITTEE CHARTER. The Committee will review and assess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the full Board.

ANNUAL REVIEW OF PERFORMANCE. The Committee will evaluate its performance as the Audit Committee on an annual basis.

EARNINGS RELEASES AND OTHER FINANCIAL GUIDANCE. The Committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release, other information or guidance.

COMPLIANCE. The Committee, to the extent it deems necessary or appropriate, will periodically review with management the Company's disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.

RISK ASSESSMENT. The Committee will periodically:

     * discuss with management, the members of the internal audit department and the independent auditors the Company's major financial risks or exposures;
     * discuss the steps management has taken to monitor and control such exposures; and

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     *    discuss  guidelines  and policies with respect to risk  assessment and risk management.

CONDUCT CODES:

The Committee oversees and assesses the Company's policies, practices and compliance with its Code of Ethics, including, when necessary, following up in connection with any matters reported to the Committee thereunder pursuant to the Company's whistle blowing policy then in effect. Further, The Committee will conduct any activities relating to the Company's code(s) of conduct and ethics as may be delegated from time to time to the Committee by the Board.

COMPLAINTS AND ANONYMOUS SUBMISSIONS. The Committee will establish and maintain procedures for:

     * the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
     * the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

If the Committee or the Board so determines, the submission procedures may also include a method for interested parties to communicate directly with the Board's presiding director or with the non-management directors as a group.

INTERNAL AUDIT. The Committee will monitor that the Company maintains an internal audit function (which may be outsourced to a firm other than the Company's independent auditors). The Committee will oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the Committee.

INTERNAL CONTROL OVER FINANCIAL REPORTING. The Committee will periodically discuss and review, as appropriate, with the internal auditor, management and the independent auditors:

     * the design and effectiveness of the Company's internal control over financial reporting; and
     * any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control (including special steps adopted in light of such a deficiency or weakness), and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the Committee.

REPORTS FROM LEGAL COUNSEL. The Committee will review and take appropriate action with respect to any reports to the Committee from legal counsel for the Company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the Company, its subsidiaries or any person acting on their behalf.

OTHER REVIEWS AND FUNCTIONS

MEETINGS AND REPORTS

Meetings. The Committee will meet as often as it determines is necessary, but not less than quarterly. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee will meet with the internal auditors (or other personnel responsible for the internal audit function) at least once every quarter. The Committee will meet separately and periodically with management (including the chief financial officer and chief accounting officer) and independent auditors. To the extent the Committee deems necessary or appropriate, it will also discuss with the Company's general counsel any legal matters that may materially impact the Company's financial statements, internal control over financial reporting or compliance policies. In addition, the Committee may meet from time to time with any other persons, as it deems necessary or appropriate.

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Procedures.  The  Committee  may  establish  its own  procedures,  including the formation and delegation of authority to sub-committees, in a manner not inconsistent with this Audit Committee Charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the Committee members may call meetings of the Committee. A majority of the authorized number of Committee members constitutes a quorum for the transaction of Committee business, and the vote of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee, unless in either case a greater number is required by this Audit Committee Charter, the bylaws or the listing standards. The Committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The Committee will timely prepare the Audit Committee report required to be included in the Company's annual meeting proxy statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the listing standards or SEC rules. The Committee will also report to the Board annually the overall results of its annual review of the independent auditors' qualifications, performance and independence and the annual review by the Committee of its own performance. The Committee also will report to the Board on the major items covered by the Committee at each Committee meeting, and provide additional reports to the Board as the Committee may determine to be appropriate, including review with the full Board of any issues that arise from time to time with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

Miscellaneous. The Committee may perform any other activities consistent with its Charter, the Company's Articles of Incorporation, as amended, By-laws, and governing law, as the Committee or the Board deems necessary or appropriate. While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to plan or conduct audits or to determine that het Company's financial statements are complete and accurate and are in accordance with generally acceptable accounting principles. These are the responsibilities of management and the independent auditor.


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